UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2025

Lumexa Imaging Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-43010	41-2605845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Six Forks Road Suite 1000 Raleigh, North Carolina	27609
(Address of Principal Executive Offices)	(Zip Code)

(919) 763-1100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LMRI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2025, Lumexa Imaging Holdings, Inc. (the “Company”) closed its initial public offering (“IPO”) of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a public offering price of $18.50 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-291590), as amended (the “Registration Statement”), and as further described in the prospectus, dated December 10, 2025 (the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement. In connection with the IPO and the closing of the IPO, the Company entered into the following agreements:

•

an Underwriting Agreement, dated December 10, 2025, by and among the Company, Lumexa Imaging Equity Holdco, LLC, a Delaware limited liability company (“Holdings LLC”), and Barclays Capital Inc., J.P. Morgan Securities LLC and Jefferies LLC, as representatives of the several underwriters identified therein (the “Underwriting Agreement”), a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Stockholders Agreement, dated December 12, 2025, by and between the Company and certain entities affiliated with Welsh, Carson, Anderson & Stowe (the “Stockholders Agreement”), a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a joinder, dated December 12, 2025, to the Registration Rights Agreement, dated as of January 1, 2018, by and among Holdings LLC (as successor to U.S. Imaging Partners Holdings, LLC) and the Investors named therein (the “Registration Rights Agreement”), a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference; and

•

an Administrative Services Agreement, dated December 12, 2025, by and between the Company and Holdings LLC (the “Administrative Services Agreement”), a copy of which is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of the Underwriting Agreement, the Stockholders Agreement and the Administrative Services Agreement are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein. The terms of the Registration Rights Agreement are the same as the terms set forth in the version of such agreement filed as an exhibit to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, please refer to the section entitled “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Directors

Effective December 10, 2025, Brett Brodnax, Bridget Karlin, Dr. Matthew Lungren and Dr. Robert Mittl were appointed to the Board of the Directors of the Company (the “Board”). Ms. Karlin, Dr. Lungren and Dr. Mittl will each serve as a Class II director with a term expiring at the Company’s second annual meeting of stockholders following the IPO. Mr. Brodnax will serve as a Class III director with a term expiring at the Company’s third annual meeting of stockholders following the IPO.

Biographical and committee membership information for Mr. Brodnax, Ms. Karlin, Dr. Lungren and Dr. Mittl is set forth in the section entitled “Management” in the Prospectus and is incorporated herein by reference. There are no transactions in which Mr. Brodnax, Ms. Karlin, Dr. Lungren or Dr. Mittl have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Indemnification Agreements

On December 12, 2025, in connection with the IPO, the Company entered into indemnification agreements with each of its directors and executive officers (the “Indemnification Agreements”). The Indemnification Agreements require, among other things, the Company to indemnify each such individual to the fullest extent permitted by law against certain liabilities that may arise by reason of such individual’s service to the Company, and to advance or pay certain expenses incurred as a result of any proceeding against such individual as to which he or she could be indemnified.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a form of which is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On December 12, 2025, the Company’s Amended and Restated Certificate of Incorporation became effective. A description of the Amended and Restated Certificate of Incorporation is set forth in the section of the Prospectus entitled “Description of Capital Stock,” which description is incorporated herein by reference.

The foregoing description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Bylaws

On December 12, 2025, the Company’s Amended and Restated Bylaws became effective. A description of the Amended and Restated Bylaws is set forth in the section of the Prospectus entitled “Description of Capital Stock,” which description is incorporated herein by reference.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On December 12, 2025, the Company completed the IPO of 25,000,000 shares of Common Stock at a price to the public of $18.50 per share. The Company intends to use the net proceeds that it receives from the IPO to pay down a portion of its outstanding borrowings under its existing secured term loan facility with Barclays Bank PLC, as administrative agent, collateral agent, an issuing bank and swing line lender, and the other lenders party thereto, and for working capital, capital expenditures and other general corporate purposes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 10, 2025, by and among the Company, Holdings LLC, and Barclays Capital Inc., J.P. Morgan Securities LLC and Jefferies LLC, as representatives of the several underwriters named in Schedule 1 thereto

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

99.1	Stockholders Agreement, dated December 12, 2025, by and between the Company and certain entities affiliated with Welsh, Carson, Anderson & Stowe

99.2	Registration Rights Agreement, dated as of January 1, 2018, by and among Holdings LLC (as successor to U.S. Imaging Partners Holdings, LLC) and the Investors named therein (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1, filed with the U.S. Securities and Exchange Commission on November 17, 2025)

99.3	Administrative Services Agreement, dated December 12, 2025, by and between the Company and Holdings LLC

99.4	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1, filed with the U.S. Securities and Exchange Commission on November 17, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMEXA IMAGING HOLDINGS, INC.

Date: December 12, 2025	By:	/s/ Caitlin Zulla
	Name:	Caitlin Zulla
	Title:	Chief Executive Officer